UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2010

Zolon Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 30, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(312) 919-4447
(Registrant’s telephone number, including area code)

2650 Biscayne Boulevard, Miami, Florida 33137
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 –CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers.

On October 21, 2010, at a Meeting of the Board of Directors, pursuant to authority under the bylaws of Zolon Corporation (the “Company”), appointed Dr. Thomas E. Sawyer, Ph.D. to serve as Director, effective immediately.  Dr. Sawyer, is not presently an officer or employee of the Company and, pursuant to determination by the board, qualifies as a “disinterested director.”  The resume of Dr. Sawyer is as follows:

Dr. Sawyer is presently the Chairman/CEO of Brazil Gold Corp. a position he has held since 2009 where he is responsible for the strategic planning and organization of this small publicly-traded independent gold exploration company working in Brazil’s Western Amazon basin.  Prior to that, he was the Chairman/CEO of Innova Enterprises, Inc. from 2007 to 2009 where he led the development of patented oil purification technology to reduce waste oil and extend useful life of diesel engines and engine components.  Dr. Sawyer presently serves as a director of Digifonica International Inc., a publicly-traded company exploiting telecommunications patents related to VoIP services. a position he has held since 2007.  He is presently chair of the compensation and audit committees of Digifonica International Inc.  Dr. Sawyer also presently serves as a director of Chief Consolidated Mining, Inc., a position he has held since 2007.  In addition, Dr. Sawyer owns his own consulting business of which he is president and chief executive officer, under the name Sawyer Technologies, LLC, a business he has owned and operated since 2002.  Dr. Sawyer has also served as a trustee of the First European Investment Foundation since 2004 and a senior director of AIM Holdings LTD, Economic Research Institute since 2004.  His prior engagements include serving as the Chief Technology Officer of Global Light Telecommunications, Inc., a public company; from 1998 to 2002, and as the Chief Executive Officer of NACT Telecommunications, Inc., a public company; from 1988 to 1998.  Dr. Sawyer served in the executive office of three presidential administrations, including serving as a director in the Office of Economic Opportunity, Executive Offices of the President in Washington, D.C. from 1973 to 1974.  Dr. Sawyer has previously served on a number of boards of civic and charitable organizations and as a professor of Brigham Young University from 1974 to 1978.  Dr. Sawyer received his Ph.D. in Management from Walden University in 1990 and his Ph.D. in Clinical Psychology from Florida State University in 1971.  He also received an M.A. in Business/Urban Affairs from Occidental College in 1967 and his B.S. in Engineering from U.C.L.A in 1960.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLON CORPORATION

October 25, 2010	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer